UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2020

THERAPEUTIC SOLUTONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4093 Oceanside Boulevard, Suite B
Oceanside, California 92056
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 16, 2020, Therapeutic Solutions International, Inc. entered into a Sales Agreement (the “Agreement”) with iBrands Corporation, who has agreed to purchase a minimum of $500,000.00 worth of nutraceuticals from Therapeutic Solutions International, Inc. at an agreed upon discount. The Agreement provides three scaled discounts based on sales milestones of $500,000, $750,000 and $1,500,000.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index
(10.1)	Sales Agreement between Therapeutic Solutions International, Inc., and iBrands Corporation.
(99)	Press release dated January 21, 2020, issued by Therapeutic Solutions International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2020

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Timothy Dixon
Timothy Dixon
Chief Executive